Non-Mineral Leases	12 Months Ended
Dec. 31, 2011
Non-Mineral Leases

Note 18—Non-Mineral Leases

The company leases ocean transport vessels, tugboats, barges, pipelines, railcars, corporate aircraft, service stations, drilling equipment, computers, office buildings and other facilities and equipment. Certain leases include escalation clauses for adjusting rental payments to reflect changes in price indices, as well as renewal options and/or options to purchase the leased property for the fair market value at the end of the lease term. There are no significant restrictions imposed on us by the leasing agreements with regard to dividends, asset dispositions or borrowing ability. Leased assets under capital leases were not significant in any period presented.

At December 31, 2011, future minimum rental payments due under noncancelable leases related to continuing and discontinued operations were:

	Millions of Dollars
2012	$767
2013	519
2014	382
2015	300
2016	202
Remaining years	591

Total	2,761
Less income from subleases	132	*

Net minimum operating lease payments	$2,629

*	Includes $64 million related to subleases to related parties.

Operating lease rental expense included in continuing operations for the years ended December 31 was:

	Millions of Dollars
	2011	2010	2009
Total rentals*	$304	267	259
Less sublease rentals	(14)	(14)	(18)

	$290	253	241

*	Includes $29 million, $16 million and $15 million of contingent rentals in 2011, 2010 and 2009, respectively. Contingent rentals primarily are related to drilling equipment and are based on usage or volume of product sold.